AMENDMENT TO 2005 CREDIT FACILITY


      THIS AMENDMENT (this "Amendment") to 2005 Credit Facility Agreement (the "Credit Facility") is made as of November 30, 2005, by and among Calypte Biomedical Corporation, a Delaware corporation ("Issuer"), and Marr Technologies, BV, a limited liability company established in the Netherlands ("Purchaser"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Facility referred to below.

      WHEREAS, Issuer and Purchaser are parties to the Credit Facility dated as of April 4, 2005; and

      WHEREAS, the parties now desire to amend and modify the Credit Facility to provide for (i) the extension of the time under which Issuer can borrow monies;
(ii) the extension of the maturity date on monies borrowed; (iii) the decrease in the interest rate on monies borrowed; (iv) the grant of a security interest to Purchaser on certain assets of Issuer; (v) the form of the Promissory Note attached as Exhibit A; (vi) the form of the Issuance Notice attached as Exhibit B; and (v) certain other modifications and amendments agreed to by the parties.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Issuer and Purchaser agree as follows:

1. Section I.a. of the Credit Facility is hereby amended and restated to read in its entirety as follows:

            "a. Note Issuance: Beginning on the Effective Date and continuing through April 3, 2006, the Issuer may issue Notes, in its sole discretion (each, a "Note"), which the Purchaser shall be obligated to accept, with an aggregate total not to exceed the Commitment Amount. Issuer may issue only one Note within any 30 day period."

2. Section I.d. of the Credit Facility is hereby amended and restated to read in its entirety as follows:

            "d. A majority of a quorum of the members of Issuer's Board of Directors shall, by vote at a duly-noticed meeting or by written consent, approve Issuer's issuance of any Note under the Agreement."

3. New Sections I.e. and f. of the Credit Facility are hereby added to read as follows:

            "e. Security Interest. Issuer hereby grants to Purchaser a security interest in the Collateral (as defined below) to secure the payment and performance of all of its obligations under this Credit Facility and each
      Note issued in connection herewith ("Obligations"). "Collateral" means all of Issuer's right, title and interest in, to and under all of the following (a) accounts, (b) chattel paper, (c) documents, (d) equipment,
      (e) equity interests owned or held by or on behalf of Issuer in any of its subsidiaries (including all certificates, instruments and other documents, if any, representing or evidencing such equity interests) in the People's Republic of China ("Equity Interests in China"), (f) equity interests owned or held by or on behalf of Issuer in any of its subsidiaries (including all certificates, instruments and other documents, if any, representing or evidencing such equity interests), other than Equity Interests in China, (g) general intangibles, (h) goods, (i) instruments,
      (j) insurance relating to the Collateral, (k) intellectual property

      (including all inventions, designs, patents, copyrights and trademarks),
      (l) intercompany debt, (m) inventory, (n) letter of credit rights, (o) other goods and other personal property, whether tangible or intangible,
      (p) records, and (q) proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing, in each case whether now owned or hereafter created or acquired and wherever located; provided, that Collateral shall not include assets purchased with the proceeds of the Vencore Purchase Money Financing (as defined below) for so long as debt remains outstanding under the Vencore Purchase Money Financing. For purposes of this Amendment, the "Vencore Purchase Money Financing" means debt of the Company incurred in connection with the Vencore equipment financing line (whether pursuant to a loan, capital lease obligation, sale/leaseback transaction or otherwise) in an aggregate principal amount not to exceed one million dollars ($1,000,000) at any time outstanding.

            f. Financing Statements; Related Instruments. At the request of Purchaser, Issuer will execute and deliver to Purchaser one or more financing statements in form and substance reasonably satisfactory to Purchaser deemed to be necessary by Purchaser to maintain a perfected security interest in all of the Collateral. Issuer hereby irrevocably authorizes Purchaser to file any financing statements Purchaser deems reasonably necessary, with or without the signature of Issuer at any time while any Obligations remain outstanding.

4. Section II.c. of the Credit Facility is hereby amended and restated to read in its entirety as follows:

            "c. Term of Note. Each Note issued under the terms of this Agreement shall be due and payable on the expiration of this Agreement as set forth in Section III.b. (the "Maturity Date"). Each Note shall be repaid on the Maturity Date by wire transfer of immediately available funds to the Purchaser's designated account."

5. Section II.d. of the Credit Facility is hereby amended and restated to read in its entirety as follows:

            "d. Interest. Interest shall accrue at 7% per annum on any Notes issued under the terms of this Agreement and shall be paid in cash upon the maturity of the Note. Any amount of principal or interest due in respect of a Note which is not paid on its due date shall bear interest from the due date until payment (as well after as before judgment) at a rate of 9% per annum."

6. Section III.b. of the Credit Facility is hereby amended and restated to read in its entirety as follows:

            "b. Expiration of Agreement. This Agreement shall terminate on April 3, 2007."

7. Section III.c.i. of the Credit Facility is hereby amended and restated to read in its entirety as follows:

            "i. Issuer will grant Purchaser the right of first refusal to participate in any such subsequent equity financings on the same key terms and conditions, which shall include the dollar investment amount or number of shares to be purchased, pricing, number of warrants and their terms, if any, registration rights and fees, as applicable to the subject offer. Purchaser shall inform Issuer of its decision to participate in any subsequent equity financing within two business days of notice from Issuer. Such right shall terminate on the last date on which a Note is outstanding under this Agreement."

8. Section III.g.ii. of the Credit Facility is hereby amended and restated to read in its entirety as follows:

            "ii. Any judgment or order of a court of competent jurisdiction in an amount exceeding $100,000 made against the Issuer is not stayed or complied with within 21 days or if an encumbrancer takes possession of the whole or part of the assets, rights, or revenues of the Issuer or a distress or other process is levied or enforced upon any of the assets, rights or revenues of the Issuer and is not discharged within 21 days; or"

9. Section III.g.vi. of the Credit Facility is hereby deleted in its entirety.

10. New Sections III.h., i., and j. of the Credit Facility are hereby added to read as follows:

            "h. Rights and Remedies Upon Event of Default.

                  1. Upon the occurrence and during the continuation of any
            event of default (each an "Event of Default"), Purchaser shall have the right to exercise all of the following remedies conferred hereunder with respect to the Equity Interests in China:

                        (a) Purchaser shall have the right to take possession of
                  all tangible manifestations or embodiments of the Equity Interests in China and, for that purpose, without breaching the peace enter, with the aid and assistance of any person previously identified to, and approved in writing by, Issuer, any premises where the Equity Interests in China, or any part thereof, is placed and remove the same, and Issuer shall assemble the Equity Interests in China and make it available to Purchaser at Issuer's premises.

                        (b) Purchaser shall have the right to assign, sell, or
                  otherwise dispose of and deliver all or any part of the Equity Interests in China, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit (for United States Dollars or such other currency as it may choose) or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as Purchaser may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to Issuer or right of redemption of Issuer, which are hereby expressly waived. Upon each such sale, assignment or other transfer of the Equity Interests in China, Purchaser may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Equity Interests in China being sold, free from and discharged of all trusts, claims, right of redemption and equities of Purchaser, which are hereby waived and released.

                        (c) Purchaser may, in order to implement the assignment,
                  sale or other disposition of any of the Equity Interests in China pursuant to this Section, execute and deliver on behalf of Issuer one or more instruments of assignment of the Equity Interests in China in form suitable for filing, recording or registration in any jurisdictions as Purchaser may determine advisable.

                  2. Equity Interests in China: Applications of Proceeds;
            Expenses. The proceeds of any such sale or other disposition of the Equity Interests in China hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Equity Interests in China, to the reasonable attorneys' fees and expenses incurred by Purchaser in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Equity Interests in China, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which Purchaser shall pay any surplus proceeds to Issuer or to whomsoever may be lawfully entitled to receive such surplus. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Purchaser is legally entitled, Purchaser shall have the right to exercise all of the following remedies conferred hereunder with respect to the rest of the Collateral:

                        (a) Purchaser shall have the right to take possession of
                  all tangible manifestations or embodiments of the Collateral and, for that purpose, without breaching the peace enter, with the aid and assistance of any person previously identified to, and approved in writing by, Issuer, any premises where the Collateral, or any part thereof, is placed and remove the same, and Issuer shall assemble the Collateral and make it available to Purchaser at Issuer's premises.

                        (b) Purchaser shall have the right to assign, sell, or
                  otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit (for United States Dollars or such other currency as it may choose) or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as Purchaser may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to Issuer or right of redemption of Issuer, which are hereby expressly waived. Upon each such sale, assignment or other transfer of Collateral, Purchaser may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of Purchaser, which are hereby waived and released.

                        (c) Purchaser may sublicense, to the same extent Issuer
                  is permitted by law and contract to do so, whether on an exclusive or non-exclusive basis, any of the Collateral throughout the world for such period, on such conditions and in such manner as Purchaser shall, in its reasonable discretion, determine.

                        (d) Purchaser may (without assuming any obligations or
                  liabilities thereunder), at any time, enforce (and shall have the exclusive right to enforce) against licensee or sublicensee all rights and remedies of Issuer in, to and under any license agreement with respect to such Collateral, and take or refrain from taking any action thereunder.

                        (e) Purchaser may, in order to implement the assignment,
                  license, sale or other disposition of any of the Collateral pursuant to this Section, execute and deliver on behalf of Issuer one or more instruments of assignment of the Collateral in form suitable for filing, recording or registration in any jurisdictions as Purchaser may determine advisable.

                  3. Other Collateral: Applications of Proceeds; Expenses. The
            proceeds of any such sale, sublicense or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by Purchaser in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which Purchaser shall pay any surplus proceeds to Issuer or to whomsoever may be lawfully entitled to receive such surplus. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Purchaser is legally entitled, Issuer will be liable for the deficiency.

            i. Waiver. Issuer waives demand, notice, protest, notice of acceptance of this Agreement, notice of advances made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, Issuer assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Purchaser may deem advisable. Purchaser shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Purchaser shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by Purchaser. No delay or omission on the part of Purchaser in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

            j. Further Assurances and Power of Attorney. Issuer will execute and deliver to Purchaser, at the request of Purchaser, at any time and from time to time, such financing statements and other instruments and do such other acts and things as Purchaser may reasonably deem necessary or desirable in order to establish and maintain a valid, perfected security interest in the Collateral in favor of Purchaser or in order to facilitate the collection of the Collateral. To effectuate the rights and remedies of Purchaser hereunder, effective upon the occurrence of an Event of Default, Issuer hereby irrevocably appoints Purchaser attorney-in-fact for Issuer in the name of Issuer or Purchaser, with full power of substitution, to sign, execute and deliver any and all instruments and documents and do any and all acts and things to the same extent as Issuer could do, to sell, assign and transfer any Collateral, including, but not limited to, taking all action necessary or the preservation of any rights pertaining to the Collateral beyond reasonable care in the custody or preservation thereof. Purchaser may exercise its rights and remedies with respect to the Collateral without resorting or regard to other security or sources for payment. All rights and remedies of Purchaser with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or documents, or arising under applicable law, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Purchaser deems expedient."

11. Term of Agreement. This Amendment shall terminate on the date on which all Obligations have been paid or discharged in full. Upon such termination, Purchaser, at the request and at the expense of Issuer, will join in executing any termination statement and other filings with respect to any financing statement executed and filed pursuant to this Amendment or required for evidencing termination of the security interest granted hereunder or this Amendment.

12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed received (1) upon receipt or refusal thereof, if delivered personally or via overnight courier service, or (2) upon receipt by the sender of transmission confirmation, if delivered via facsimile. Notice to either party hereto, if faxed or sent by overnight courier service, shall be to the following addresses:

      If to Purchaser, to:                      If to Issuer, to:

      Marr Technologies, BV                     Calypte Biomedical Corporation
      c/o Global Corporate Ventures Limited     5 Centerpointe Drive, Suite 400
      46 Clapham Common North Side              Lake Oswego, OR 97035
      London SW4 0AA UK                         Attention: CFO
      Attention: Andy Brown                     Facsimile: 971-204-0284
      Facsimile: (44) 20 7627 9898

13. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware, without regard to the conflicts of laws principles of the State of Delaware.

14. Miscellaneous. Neither this Amendment nor any provision hereof may be changed, waived discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Amendment shall be binding upon Issuer and its successors and assigns, and all persons claiming under or through Issuer or any such successor or assign, and shall inure to the benefit of and be enforceable by Purchaser and its successors and assigns.

15. Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing with the same force and effect as if such facsimile signature page were an original thereof.

16. Except for the amendments provided for herein, the Credit Facility shall remain unchanged and in full force and effect.


                            [SIGNATURE PAGES FOLLOW]

              [SIGNATURE PAGE TO AMENDMENT TO 2005 CREDIT FACILITY]



      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Facility to be duly executed and delivered as of the date first above written.





                                    CALYPTE BIOMEDICAL CORPORATION


                                    By:   /s/ Theodore R. Gwin
                                          --------------------------------------

                                    Its:  Chief Financial Officer
                                          --------------------------------------

                                    Date: November 30, 2005
                                          --------------------------------------



                                    MARR TECHNOLOGIES, BV


                                    By:   /s/ C. M. Strik         C.M. Strik
                                          --------------------------------------

                                    Its:  Director
                                          --------------------------------------

                                    Date: November 24, 2005
                                          --------------------------------------

                                                                       Exhibit A

                         FORM OF SECURED PROMISSORY NOTE

$___________
                                                                          [Date]
                                                             Lake Oswego, Oregon

      FOR VALUE RECEIVED, Calypte Biomedical Corporation, a Delaware corporation (the "Borrower") promises to pay to the order of Marr Technologies, B.V. (the "Payee"), the principal amount of ____________________________________ and
No/100 Dollars ($__________.00) ("Principal"). The unpaid Principal due under this Note shall bear interest from the date hereof until paid, computed at a rate equivalent of 7% per annum (computed on the basis of a 360-day year and actual days elapsed).

      This Note shall be payable in full on April 3, 2007 (the "Maturity Date"). All accrued interest on the entire unpaid principal shall likewise be due on the Maturity Date. Any amount of principal or interest due in respect of a Note which is not paid on its due date shall bear interest from the due date until payment (as well after as before judgment) at a rate of 9% per annum

      This Note and Borrower's obligations under this Note are secured by certain collateral pursuant to that certain Amendment to 2005 Credit Facility (the "Credit Facility"), dated as of November 30, 2005, executed by and between Borrower and Payee.

      Payment of the Principal and interest shall be made in lawful money of the United States in the form of a wire transfer of immediately available funds to an account specified by Payee or at such other place as Payee may from time to time direct in writing. Payee shall be entitled to assign its rights hereunder, and in the event of such assignment, any references to "Payee" herein shall include such subsequent holder or holders.

      No delay on the part of the Payee in exercising any right under this Note, or other undertaking securing or affecting this Note shall operate as a waiver of such right or any other right, nor shall any omission in exercising any right on the part of the Payee under this Note. In the event this Note is not paid when due, the Borrower shall pay all costs of collection, including, without limitation, reasonable attorneys' fees.

      If to the Payee, to:                      If to the Borrower, to:
      Marr Technologies, BV                     Calypte Biomedical Corporation
      c/o Global Corporate Ventures Limited     5 Centerpointe Drive, Suite 400
      46 Clapham Common North Side              Lake Oswego, OR 97035
      London SW4 0AA UK                         Attention: CFO
      Attention: Andy Brown                     Facsimile: 971-204-0284
      Facsimile: (44) 20 7627 9898


Any party may change their address for notice by giving all other parties notice of such change pursuant to this paragraph.

      At the option of the Borrower, all or any portion of the Principal and accrued interest due on this Note may be otherwise prepaid without premium or penalty, the amount of the prepayment to be applied first to accrued interest and the remainder to any unpaid balance of Principal.

      This Note and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles of the State of Delaware. All rights of Payee hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrower shall bind its successors and assigns; provided, however, that this Note and the Borrower's obligations hereunder shall not be assignable by the Borrower without the prior written consent of Payee. The Borrower hereby waives presentment, demand, protest, notice of dishonor and/or protest, notice of nonpayment and all other notices and demands, and assents to the extension of the time of payment, forbearance or other indulgence, without notice.

      To induce Payee to accept this Note, the Borrower irrevocably agrees that, subject to Payee's sole and absolute election, all actions or proceedings, in any way, manner or respect, arising out of or from or related to this Note shall be litigated in courts having situs within the City of Wilmington, State of Delaware. The Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within said City and State. The Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought against the Borrower by Payee in accordance with this paragraph, and the Borrower hereby specifically waives any right to assert the doctrine of forum non conveniens.

      THE BORROWER IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM, OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR
(II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      All of Payee's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Payee of any partial payment made hereunder after the time when any of the Borrower's liabilities become due and payable will not establish a custom or waive any rights of Payee to enforce prompt payment hereof. Payee's failure to require strict performance by the Borrower of any provision of this Note shall not waive, affect or diminish any right of Payee thereafter to remain in strict compliance and performance herewith.


                            [SIGNATURE PAGE FOLLOWS]

                    [SIGNATURE PAGE TO SECURED PROMISSORY NOTE]

IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the day and year first written above.


                                    CALYPTE BIOMEDICAL CORPORATION


                                    By:
                                          --------------------------------------
                                    Its:
                                          --------------------------------------

                                                                       Exhibit B



                                     Form Of

                                 ISSUANCE NOTICE

                         Calypte Biomedical Corporation


      The undersigned hereby certifies, with respect to a 7% Secured Promissory Note (the "Note") of Calypte Biomedical Corporation ( "Borrower") issuable in connection with this Issuance Notice dated __________________ (the "Issuance Notice"), delivered pursuant to the Amendment to 2005 Credit Facility Agreement dated as of November 30, 2005 (the "Credit Facility"), as follows:

      1. The undersigned is the duly appointed _________________ of the Company.

      2. The Note Amount is $____________.


      The undersigned has executed this Notice this ___ day of ___________ 200_.


                                    CALYPTE BIOMEDICAL CORPORATION


                                    By:
                                          --------------------------------------
                                          Name:
                                          Title: